UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 12, 2017

KemPharm, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36913	20-5894398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Crosspark Road, Suite E126 Coralville, IA		52241
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (319) 665-2575

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 7.01          Regulation FD Disclosure.

On September 12, 2017, KemPharm, Inc., or the Company, issued a press release announcing the completion of the Formal Dispute Resolution Request, or FDRR, process with the U.S. Food and Drug Administration, or FDA, for Apadaz™ (benzhydrocodone and acetaminophen). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Also on September 12, 2017, the Company will conduct a conference call and live audio webcast to discuss these matters.

The information set forth in this Item 7.01 and contained in the press release furnished as Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and is not incorporated by reference into any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01          Other Events.

In the press release described above, on September 12, 2017, the Company announced the completion of the FDRR process with the FDA for Apadaz™. Following detailed discussions with the FDA, the Company has responded to the Complete Response Letter received on June 13, 2016, by submitting an amended New Drug Application, or NDA, for Apadaz™. The FDA has notified the Company with the determination that the NDA application for Apadaz™ is complete and has assigned February 23, 2018 as the expected date by which an approval decision will be determined. Apadaz™ is the Company’s investigational product candidate that is intended to provide short-term management of acute pain.

Caution Concerning Forward Looking Statements

This Current Report on Form 8-K and the materials furnished herewith may contain forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “may,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “potential,” “should,” “continue” or the negative versions of those words or other comparable words. These forward-looking statements include statements regarding the potential outcome of the FDA’s review of the amended NDA for Apadaz™, the potential labeling for Apadaz™, the potential commercial pathway for Apadaz™ and the expected features and characteristics of KemPharm’s product candidates, including Apadaz™. These forward-looking statements are not guarantees of future actions or performance. These forward-looking statements are based on information currently available to the Company and its current plans or expectations, and are subject to a number of uncertainties and risks that could significantly affect current plans. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, the risks and uncertainties associated with: the Company's financial resources and whether they will be sufficient to meet the Company's business objectives and operational requirements; results of earlier studies and trials may not be predictive of future clinical trial results; the protection and market exclusivity provided by the Company's intellectual property; risks related to the drug discovery and the regulatory approval process; the impact of competitive products and technological changes; and the FDA approval process under the Section 505(b)(2) regulatory pathway, including without limitation any timelines for related approval. The Company's forward-looking statements also involve assumptions that, if they prove incorrect, would cause its results to differ materially from those expressed or implied by such forward-looking statements. These and other risks concerning the Company’s business are described in additional detail in the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2017, and the Company’s other Periodic and Current Reports filed with the Securities and Exchange Commission. The Company is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release titled “KemPharm Announces FDRR Process Completion and Resubmission of the Apadaz™ NDA” dated September 12, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KemPharm, Inc.

Date: September 12, 2017	By:	/s/ Timothy J. Sangiovanni
Timothy J. Sangiovanni, CPA
Vice President, Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release titled “KemPharm Announces FDRR Process Completion and Resubmission of the Apadaz™ NDA” dated September 12, 2017.